Exhibit 99.1

BigBear.ai to Acquire Pangiam, Combining Facial Recognition and Advanced Biometrics with BigBear.ai’s Computer Vision Capabilities to Spearhead the Vision AI Industry

COLUMBIA, MD.— November 6, 2023 — BigBear.ai (NYSE: BBAI), a leading provider of AI-enabled business intelligence solutions, today announced a definitive merger agreement to acquire Pangiam Intermediate Holdings, LLC (Pangiam), a leader in Vision AI for the global trade, travel, and digital identity industries, for approximately $70 million in an all-stock transaction. The combined company will create one of the industry’s most comprehensive Vision AI portfolios, combining Pangiam’s facial recognition and advanced biometrics with BigBear.ai’s computer vision capabilities, positioning the company as a foundational leader in one of the fastest growing categories for the application of AI. The proposed acquisition is expected to close in the first quarter of 2024, subject to customary closing conditions, including approval by the holders of a majority of BigBear.ai’s outstanding common shares and receipt of regulatory approval.

Today, over 20 US Government Defense and Intelligence customers and 160 Commercial enterprises leverage BigBear.ai’s predictive analytics capabilities. The Pangiam acquisition will expand BigBear.ai’s customer base and service offerings to major airlines, airports and identity-verification companies, and significantly increase its contract portfolio with customers at the Department of Homeland Security and U.S. Customs and Border Protection.

“Vision AI has long been considered the holy grail of applied AI because of its potential to perceive and interact with the world in a human way,” said Mandy Long, CEO, BigBear.ai. “BigBear.ai’s acquisition of Pangiam will create one of the industry’s most comprehensive Vision AI portfolios, combining capabilities in support of both localized and global scale environments. The integration of these two businesses will result in significant operational benefits for our shared customers.”

“The combination of Pangiam and BigBear.ai will position our combined companies to vault solutions currently available in market,” said Kevin McAleenan, CEO of Pangiam. “With our shared mission and a complementary customer base and product set, our teams will be able to pursue larger customer opportunities, enhance our technology development, and accelerate our growth. We’re thrilled to soon join the BigBear.ai team.”

About BigBear.ai

BigBear.ai is a leading provider of AI-powered military and business intelligence solutions. The company serves three core markets to include: global supply chain and logistics; autonomous systems; and cybersecurity. The US Government and enterprises rely on BigBear.ai’s predictive analytics capabilities to better understand the implications of changes to their complex environments, systems, processes, and supply chains. This intelligence then supports better planning, forecasting, and decision-making. Headquartered in Columbia, Maryland, BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit: https://bigbear.ai/ and follow BigBear.ai on LinkedIn: @BigBear.ai.

About Pangiam

Pangiam is a leading provider of near-field vision AI technology for global trade, travel, and digital identity industries. Airlines, airports, and US Government agencies rely on Pangiam’s vision AI, analytics capabilities, and expertise to streamline operations, secure facilities, and verify identity. Pangiam is headquartered in Tysons Corner, VA. For more information, visit: https://pangiam.com/.

Additional Information and Where to Find It

Important Additional Information Will be Filed with the SEC

BigBear.ai Holdings, Inc. (“BBAI”) will file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement of BBAI relating to a special meeting of BBAI’s stockholders (the “proxy statement”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM INTERMEDIATE HOLDINGS, LLC (“PANGIAM”), THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the parties on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding BBAI’s directors and executive officers is contained in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning BBAI and Pangiam, the proposed transactions and other matters. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended. All statements contained in this communication other than statements of historical facts, including without limitation statements concerning the completion, timing and terms of the proposed transactions, and related matters are forward-looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions; failure to make or take any filing or other action required to consummate the proposed transactions in a timely matter or at all; failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s respective businesses. These and other important factors discussed under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K/A for the year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on April 7, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on June 30, 2023 that was filed with the SEC on August 10, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication.

These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this communication. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contacts

BigBear.ai

Ryan Stenger

media@bigbear.ai